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                                                                   EXHIBIT 10.25



                           GEM(TM) SERVICES AGREEMENT



                                    between



                          Incyte Pharmaceuticals, Inc.



                                      and



                                    diaDexus
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                           GEM(TM) SERVICES AGREEMENT


THIS AGREEMENT, dated as of Nov 1, 1998, (the "Effective Date") is entered into by INCYTE PHARMACEUTICALS, INC., a Delaware corporation ("Incyte"), with its principal place of microarray operations at 6519 Dumbarton Circle, Fremont, California 94555 and DIADEXUS INC., a Delaware LLC ("Customer") with its principal place of business at 3303 Octavius Drive, Santa Clara, CA 95054.

WHEREAS, Incyte has the capability to perform various GEM preparation and expression services for the purpose of generating gene expression information and data; and

WHEREAS, Customer would like Incyte to perform various GEM preparation and expression services for the purposes of obtaining gene expression information and data:

1.   DEFINITIONS.

     1.1 "CUSTOMER GEM(TM) FABRICATION REAGENTS" shall mean glycerol stocks of Escherichia coli harboring unique cDNA clones, cDNA reagents that are provided by Customer to Incyte, for use in the preparation of GEM(TM) Elements for Custom GEM(TM) Arrays. Customer GEM(TM) Fabrication Reagents does not include Incyte GEM(TM) Fabrication Reagents.

     1.1.1 "INCYTE GEM(TM) FABRICATION REAGENTS" shall mean glycerol stocks of Escherichia coli harboring unique cDNA clones, or cDNA reagents of Incyte for use in the preparation of GEM(TM) Elements for GEM(TM) Arrays (i.e. the Gene Album reagent set as defined in the Collaboration Agreement(s), or cDNA reagents supplied by Incyte to Customer under Section 3.3 of the Collaborative Agreement(s) and subsequently supplied by Customer to Incyte for use as GEM(TM) Elements). Customer's rights and obligations with respect to the use of such cDNA clones or cDNA reagents shall be governed by the provisions of the Collaboration Agreement(s).

     1.2 "CUSTOMER GEM(TM) EXPRESSION REAGENTS" shall mean all reagents that are provided by Customer to Incyte for the preparation of GEM(TM) Probes via Probe Preparation Services. Customer GEM(TM) Expression Reagents include tissue samples, total RNA, mRNA and cDNA.

     1.3 "GEM(TM) ARRAY" means a gene expression microarray having 1,000 to 10,000 GEM(TM) Elements. Each GEM(TM) Array consists of a specified number of GEM(TM) Elements placed on a proprietary substrate in a specified format. GEM(TM) Arrays shall include both Custom GEM(TM) Arrays and Standard GEM(TM) Arrays.

     1.3.1 "CUSTOM GEM(TM) ARRAY" means a GEM(TM) Array fabricated using GEM(TM) Elements specified by Customer and provided by Customer, Incyte, or both Customer and Incyte.

     1.3.2 "STANDARD GEM(TM) ARRAY" means a GEM(TM) Array fabricated using GEM(TM) Elements specified and provided solely by Incyte.

     1.4 "GEM(TM) ELEMENT" means a single sample of cDNA or a cDNA product placed at a designated location on a GEM(TM) Array.

     1.5 "GEM(TM) EXPRESSION DATA" means data generated pursuant to this Agreement concerning the expression of the genes represented by the GEM(TM) Elements on a GEM(TM) Array. GEM(TM) Expression Data are generated by Incyte during GEM(TM) Expression Services.

     1.6 "GEM(TM) PROBES" means fluorescent cDNA probes for reaction with a GEM(TM) Array. GEM(TM) Probes may be made by Customer or made by Incyte using Customer GEM(TM) Expression Reagents.

     1.7 "GEM(TM) SERVICES" means one or more of the following: GEM(TM) Array Fabrication Services, GEM(TM) Expression Services, PCR Amplification Services, Probe Preparation Services, Clone Re-racking, and Clone Re-Sequencing.

     1.7.1 "GEM(TM) ARRAY FABRICATION SERVICES" means creation by Incyte of Custom GEM(TM) Arrays.

     1.7.2 "GEM(TM) EXPRESSION SERVICES" means Incyte's reaction of a GEM(TM) Array with GEM(TM) Probes, performance of fluorescent scanning and image analysis, collection of GEM(TM) Expression Data, and reporting of GEM(TM) Expression Data to
     Customer.

     1.7.3 "PCR AMPLIFICATION SERVICES" means PCR amplification by Incyte of Customer GEM(TM) Fabrication Reagents for use in creation of Custom GEM(TM) Arrays.

     1.7.4     "PROBE PREPARATION SERVICES" means preparation by
     Incyte of GEM(TM) Probes from Customer GEM(TM) Expression
     Reagents.

     1.7.5 "CLONE RE-SEQUENCING" means sequencing of a clone to determine the nucleic acid sequence.

     1.7.6 "CLONE RE-RACKING" means the duplication of selected clones and placement into 96-well plates in a customer-specified format.

     1.8 "GEM(TM) Technology" means all technology, including but not limited to, all information, inventions, processes, know-how, designs, algorithms, biological materials, and chemical materials, that is: (a) necessary to perform the GEM(TM) Services, or make or use GEM(TM) Arrays; and (b) owned or controlled by Incyte. GEM(TM) Technology does not include GEM(TM) Expression Data or technology of Incyte not specific to GEM(TM) Services or GEM(TM) Arrays per se, including, but not limited to Gene Product(s), Incyte Know-how, Incyte Patent Rights and Incyte Proprietary Programs as such terms are defined in the Collaboration Agreement(s).

     1.9 "GEM(TM) SOFTWARE" means Incyte software programs to manage GEM(TM) Array Fabrication Services, track GEM(TM) Array use, analyze image data obtained from GEM(TM) Array use, electronically store GEM(TM) Expression Data, manipulate GEM(TM) Expression Data, mine GEM(TM) Expression Data and visualize GEM(TM) Expression Data in object code form, and used for analysis and manipulation of GEM(TM) Expression Data.

     1.10 "THIRD PARTY" means any entity that is not a party to this Agreement and is not an Affiliate of a party to this Agreement. "Affiliate" means a) any corporation, firm, partnership, or other legal entity which is directly or indirectly owned or under common ownership by Customer to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by Customer; provided, however, that where local laws require a minimum percentage of legal ownership, the status of Customer Affiliate will be established if Customer directly or indirectly controls at least one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests; or b) an entity that is designated as an Installation Site or a Remote Site as defined in the Collaboration Agreement(s).

     1.11 "COLLABORATION AGREEMENT(S)" means the agreement dated September 2, 1997 whereby Customer obtains access to Incyte's LifeSeq(R) and PathoSeq(TM) Database Products.

2.   BUSINESS TERMS & PRICING.

     2.1 The GEM(TM) Services Summary attached as EXHIBIT A sets forth that which Customer is entitled as the basis of this Agreement.

     2.2 The Ancillary GEM(TM) Services Price List for this Agreement is attached as EXHIBIT B.

     2.3 Customer may order the items included in EXHIBITS A & B by submitting to Incyte a purchase order therefor in the form attached hereto as EXHIBIT C.

     2.4 Custom GEM(TM) Arrays will be invoiced to Customer once GEM(TM) Fabrication Services are complete, pass Incyte quality control procedures, and are ready for performance of GEM(TM) Expression Services.

     2.5 Standard GEM(TM) Arrays will be invoiced to Customer once they are ready at Customer's request for performance of GEM(TM) Expression Services.

     2.6 All amounts payable under this agreement will be invoiced to Customer and will be due within thirty (30) days after the date of Customer's receipt of an invoice. Late payments will bear interest at a rate of 1.5 percent per month.

     2.7 Any Purchase Order submitted to Incyte shall be governed exclusively by the terms and conditions contained in this Agreement. Any term or condition in any order, confirmation or other document furnished by Incyte or Customer which is in any way inconsistent with the terms and conditions set forth herein is hereby expressly rejected.

     2.8 All transportation and insurance costs shall be paid by Customer and will be set forth separately on Incyte's invoice.

     2.9 All fees payable under this Agreement exclude any applicable sales, use or other taxes (except Incyte's income taxes), import or export fees, and other charges imposed on the delivery, license or use of the GEM(TM) Technology by Customer. All such amounts (and any related interest or penalties) will be paid by Customer to the appropriate governmental authority or, if Incyte is required under law to collect and pay any such taxes or fees, such amounts will be invoiced to Customer.

3.   PERFORMANCE OF GEM(TM) SERVICES.

     3.1 At Customer's expense, Customer shall prepare the relevant Customer GEM(TM) Fabrication Reagents, Customer GEM(TM) Expression Reagents or GEM(TM) Probes in accordance with protocols and quality control procedures provided by Incyte attached as EXHIBIT D. Customer shall provide such items to Incyte reasonably in advance of the date Incyte has designated for the performance of any GEM(TM) Services to be provided under this Agreement. Incyte shall use such Customer GEM(TM) Fabrication Reagents, Customer GEM(TM) Expression Reagents or GEM(TM) Probes solely to perform GEM(TM) Services for Customer and to conduct quality control and sensitivity calibration studies in connection with such GEM(TM) Services.

     3.2 Incyte will provide Customer with periodic reports of the GEM(TM) Services provided under this Agreement.

     3.3  GEM(TM) ARRAY FABRICATION SERVICES.

     3.3.1 Customer must provide, at its own expense, a sufficient quantity of Customer GEM(TM) Fabrication Reagents, and/or Incyte Fabrication Reagents obtained by Customer under SECTION 3.8 of the Collaborative Agreement, to fabricate the desired number of Custom GEM(TM) Arrays.

     3.3.2 Customer may request that Incyte offer Clone Re-sequencing and/or PCR Amplification and/or Clone Re-racking Services for the production of sufficient Customer GEM(TM) Fabrication Reagents or Incyte GEM(TM) Fabrication Reagents for the number of Custom GEM(TM) Arrays requested, in batch sizes and on schedules to be reasonably agreed in advance between the Parties. Pricing for such additional ancillary services are indicated in EXHIBIT B.

     3.3.3 Incyte will provide sufficient quantities of Incyte GEM(TM) Fabrication Reagents with respect to the verified Gene Album reagent set for fabrication of the desired Custom GEM(TM) Array in accordance with the provisions of EXHIBIT B for Clone Re-racking and PCR Amplification Services.

     3.3.4 Customer GEM(TM) Fabrication Reagents shall be provided in bar-coded 96-well plates. Incyte will provide the bar code labels, and Customer will supply gel electrophoresis images of the Customer GEM(TM) Fabrication Reagents contained in each well. Reagent purification by Incyte is included as part of GEM(TM) Array Fabrication Services. If Incyte performs PCR Amplification Services for Customer, Incyte can, upon request, make available gel electrophoresis images of the reagents contained in each well in accordance with terms identified in EXHIBIT B.

     3.3.5 To each Custom GEM(TM) Array, Incyte may at its own option, add GEM(TM) Elements made from Incyte's reagents which shall serve as quality control and sensitivity calibration standards only.

     3.3.6 The number of Custom GEM(TM) Arrays ordered in any single batch shall be no less than 25.

     3.3.7 Incyte may fabricate more Custom GEM(TM) Arrays than the amount ordered by Customer. However, except as provided in SECTION 3.3.6, Customer shall only be billed for GEM(TM) Arrays actually ordered.

     3.3.8 Customer GEM(TM) Fabrication Reagents will be stored in secure Incyte facilities until Incyte performs the GEM(TM) Array Fabrication Services. Customer shall retain samples of Customer GEM(TM) Expression Reagents in amounts sufficient to ensure that Customer will have a back-up supply thereof for its own purposes. All GEM(TM) Array Fabrication Services will be performed at Incyte laboratories. All Customer GEM(TM) Fabrication Reagents in Incyte's possession will be destroyed within ninety (90) days after Incyte has completed the GEM(TM) Array Fabrication Services or, if requested, will be returned to Customer at Customer's expense.

     3.3.9 Customer shall provide Incyte a quarterly forecast of Customer's demand for GEM(TM) Arrays and all GEM(TM) Services, including any Clone Re-sequencing, Clone Re-racking, or Probe Preparation Services, for the following quarter.

     3.3.10 The time required for the fabrication of a single batch of Customer GEM(TM) Arrays (defined to be between twenty-five (25) and forty (40) GEM(TM) Arrays) is thirty (30) business days following receipt of Customer GEM(TM) Fabrication Reagents in sufficient amounts and meeting Incyte quality standards (see Exhibit D). For GEM(TM) Array fabrication requests greater than forty (40), Customer is obligated to notify Incyte of its GEM(TM) Array needs at least fifteen (15) business days in advance of the request.

     Where notification has not been given at least ten (10) business days in advance or Customer's demand exceeds their quarterly forecast by 50%, Incyte will make reasonable efforts to provide the GEM(TM) Arrays in a timely manner.

     3.3.10 GEM(TM) Array Fabrication Services are performed in order that Incyte can perform GEM(TM) Expression Services. Ownership of the GEM(TM) Arrays will remain with Incyte.

     3.4     GEM(TM) EXPRESSION SERVICES.

     3.4.1 Customer must provide, at its own expense, a sufficient quantity of GEM(TM) Probes to react with the number of GEM(TM) Arrays that Customer has requested.

     3.4.2 GEM(TM) Probes or Customer GEM(TM) Expression Reagents will be stored in secure Incyte facilities until Incyte performs the GEM(TM) Expression Services. Customer shall retain samples of GEM(TM) Probes or Customer Expression Reagents in amounts sufficient to ensure that Customer will have a back-up supply thereof for its own purposes. All GEM(TM) Array Fabrication Services will be performed at Incyte laboratories. All such GEM(TM) Probes or Customer GEM(TM) Expression Reagents in Incyte's possession will be destroyed within ninety (90) days after Incyte has completed the GEM(TM) Expression Services or, if requested, will be returned to Customer at Customer's expense.

     3.4.3 All post-reaction GEM(TM) Arrays in Incyte's possession will be destroyed within ninety (90) days after Incyte has completed the GEM(TM) Expression Services.

4.   REPORTING OF GEM(TM) EXPRESSION DATA.

     4.1 If Incyte is performing GEM(TM) Expression Services only and not GEM(TM) Array Fabrication Services, the time for Incyte to report GEM(TM) Expression Data shall be fifteen (15) business days following receipt from Customer, or manufacture by Incyte of sufficient GEM(TM) Probes meeting Incyte quality standards as described in Appendix D.

     4.2 If Incyte is performing GEM(TM) Array Fabrication Services as well as GEM(TM) Expression Services, the time for Incyte to report GEM(TM) Expression Data is fifteen (15) business days after the later of: (a) the end of thirty
(30) business day fabrication period referred to in SECTION 3.3.10, and (b) the receipt from Customer or manufacture by Incyte of sufficient GEM(TM) Probes meeting Incyte's quality standards.

     4.3 Incyte will provide Customer with GEM(TM) Expression Data on CD-ROM or other mutually agreeable medium in GEM(TM) Software-compatible format, and such GEM(TM) Expression Data per se is not governed by the terms of the Collaborative Agreement(s) notwithstanding Customer's rights and obligations with respect to Incyte GEM(TM) Fabrication Reagents and corresponding Database Information under such Collaborative Agreement(s).

5.   LICENSE AND DELIVERY OF GEM(TM) SOFTWARE
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     5.1  Customer is entitled to receive GEM(TM) Software licenses as indicated
in Exhibit A. Usage of such licenses is subject to the terms of the GEM(TM) Software License Addendum and Software Support and Maintenance Addendum attached hereto.

     5.2 Subject to the terms and conditions set forth in the Software Maintenance and Support Addendum, Incyte will maintain and support, at no additional charge, the GEM(TM) Software provided under Section 5.1 during the term of this Agreement.

     5.3 Incyte shall provide training and/or consulting services for Customer's personnel regarding the effective utilization of GEM(TM) Software, for the number of days set forth on Exhibit A.

6.   INTELLECTUAL PROPERTY RIGHTS.

     6.1 Customer shall own all GEM(TM) Expression Data generated pursuant to this Agreement.

     6.2 Incyte shall not use the GEM(TM) Expression Data owned by Customer for any purpose other than the performance of its obligations hereunder and shall not transfer or disclose Customer's GEM(TM) Expression Data to any Third Party without obtaining Customer's written consent.

     6.3 Except as expressly provided in Section 4, nothing in this Agreement shall be construed as conferring on Customer any rights to GEM(TM) Technology. Incyte shall own all improvements to GEM(TM) Technology developed during the course of this Agreement including that which is the subject of the Collaborative Agreement(s).

     6.4 Notwithstanding any of the foregoing, no section including Section 4 in this Agreement can be in any way constitute a waiver by Incyte of any of Customer's confidentiality or disclosure obligations under the Collaborative Agreement(s) with respect to Database Information or Gene Product(s).

     6.5 The object of GEM(TM) Expression Services is the generation of GEM(TM) Expression Data. Customer agrees not to sell, or otherwise provide in exchange for value, GEM(TM) Expression Data to any Third Party, provided, however, that nothing herein shall be construed as preventing or restricting Customer's right to provide access to its GEM(TM) Expression Data to any Third Party with which Customer establishes a Collaboration. A "Collaboration", as used in this Agreement, means a bona fide scientific collaboration between Customer and a third party under a written contract and research plan in a specified area, in which: (a) such third party receives biological material and/or proprietary information of Customer or Customer receives biological materials and/or proprietary information of the third party; (b) Customer obtains significant proprietary rights if significant intellectual property is generated in the collaboration; (c) the collaboration is within Customer's normal business model as of the Effective Date, and wherein Customer's normal business model does not include the provision of database distribution services or products for Third Parties; (d) Customer and its collaborator provide significant scientific input to the collaboration in addition to GEM(TM) Expression Data, wherein, significant scientific input includes, for example, material input to experimental design, material contributions to experimental execution and material data analysis; and (e) the GEM(TM) Expression Data are used primarily to facilitate Customer's research, development, or commercialization of particular molecules, classes of molecule, or therapeutic areas. A Collaboration shall not include an arrangement in which Customer provides contract services for a third party involving use of GEM(TM) Expression Services on a fee-for-service or similar basis, nor shall a Collaboration include any arrangement with a third party who engages in a bona fide business in the provision of services similar to GEM(TM) Expression Data. Under such a Collaboration, Customer's provision to and the third party's use of GEM(TM) Expression Data must be limited to that necessary for the third party to carry out its responsibilities under the Collaboration.

7.   CONFIDENTIALITY.

     7.1 Incyte will keep confidential and not disclose or otherwise use (except as contemplated by written agreement by and between Incyte and Customer); (i) any confidential or proprietary information received from Customer in connection with the performance of GEM(TM) Services, provided that all such information is clearly and conspicuously marked as confidential or proprietary to Customer: and (ii) any Customer GEM(TM) Fabrication Reagents or Customer GEM(TM) Expression Reagents, or any Custom GEM(TM) Array or GEM(TM) Expression Data generated by Incyte through use thereof.

     7.2 Subject to Section 4 and Section 6, Customer will keep confidential and not disclose or otherwise use any confidential or proprietary information received from Incyte in connection with the performance of GEM(TM) Services, including any information relating to GEM(TM) Technology, provided that all such information is clearly and conspicuously labeled or marked as confidential or proprietary to Incyte.

     7.3 The foregoing obligations of confidentiality and nonuse shall not apply to information which is in the public domain at the time of receipt by a party receiving information hereunder (the "Receiving Party") from the other party (the "Disclosing Party") or which becomes available in the public domain without breach of any confidentiality obligation by the Receiving Party; or is already known to the Receiving Party at the time of receipt from the Disclosing Party or is subsequently developed by the Receiving Party independently and without breach of any obligation of confidentiality or non-use, as can be demonstrated by documentary evidence; or is disclosed to the Receiving Party on a non-confidential basis by a third party having the right to make such disclosure without breach of any confidentiality obligation; or is legally required to be disclosed by the Receiving Party provided that; (i) prior written notice is given to the Disclosing Party in sufficient time to enable it to seek a protective order with respect to such information; and (ii) only the minimum confidential information required to comply will be disclosed.

      7.4 The provisions of this Section 7 shall survive for five (5) years after the effective expiration or termination date of this Agreement.

8.    PUBLICATIONS AND DISCLOSURES.

      8.1 Customer retains all publication rights to GEM(TM) Expression Data provided to or generated by Customer pursuant to this Agreement (excluding any information included in Incyte's GEM(TM) Technology), provided that Customer acknowledges Incyte's work in the publication and Incyte receives copies of the manuscripts thereof prior to submission for publication.

      8.2 Incyte shall have the right to disclose publicly that it is performing GEM(TM) Services for Customer. No details of services provided will be disclosed.

9.    TERM AND TERMINATION.

      9.1 The term of this Agreement shall commence upon the Effective Date and expire when noted in Exhibit A unless earlier terminated according to the provisions of this Section 9.

      9.2 Customer will order the minimum number of GEM(TM) Arrays specified in Exhibit A within 6 months of the Effective Date of this Agreement.

      9.3 Customer may terminate this Agreement for material breach by Incyte (excluding force majeure events), if Incyte fails to cure such breach within thirty (30) days after Incyte's receipt of written notice thereof from Customer.

      9.4 Incyte may terminate this Agreement if Incyte fails to receive any payment when due from Customer. Such termination shall be effective fifteen (15) days after notice to Customer by Incyte that such payment has not been received, unless Customer has made such payment within such fifteen (15) day notice period. Upon any such termination, Incyte will be entitled to retain any fees paid by Customer prior to the termination date.

      9.5 Customer has the right to terminate the contract unconditionally after the initial use of 20 GEM(TM) Arrays ("Pilot Period") with written notice to Incyte. Written notice to Incyte of termination should be received by Incyte within 60 days after completion of the Pilot Period. Upon early termination of this Agreement, Customer will promptly remit a termination fee of $74,000.

      9.6 Either party may, in addition to any other remedies available to it by law terminate this Agreement with no prior notice if the other party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of creditors, or there shall have been appointed a trustee or receiver of the other party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect.

      9.7 Sections 4, 6, 7, 8, 9, 10 and 11 of this Agreement survive termination or expiration.

10.   WARRANTY, DISCLAIMER, LIMITATION OF LIABILITY.

      10.1 WARRANTY AND DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH HEREIN, INCYTE MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE GEM(TM) SERVICES OR OTHER PRODUCTS OR DOCUMENTS PROVIDED TO CUSTOMER UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS. INCYTE MAKES NO WARRANTIES OF ANY KIND HEREUNDER REGARDING GEM(TM) EXPRESSION DATA. NO INFORMATION OR ADVICE CONCERNING THE GEM(TM) SERVICES OR GEM(TM) EXPRESSION DATA GIVEN BY INCYTE'S EMPLOYEES OR AGENTS, WHETHER ORAL OR WRITTEN, WILL BE CONSTRUED AS A WARRANTY OR WILL EXPAND THE SCOPE OF THE LIMITED WARRANTY STATED ABOVE, AND CUSTOMER IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION OR ADVICE.

      10.2 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT. INCYTE WILL HAVE NO LIABILITY HEREUNDER WITH RESPECT TO ANY DATA, THIRD-PARTY SOFTWARE, OR EQUIPMENT USED BY CUSTOMER. INCYTE'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT UNDER SECTION 10.4, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE AGGREGATE AMOUNT OF THE FEES PAID TO INCYTE BY CUSTOMER. CUSTOMER RECOGNIZES THAT THE FEES CHARGED TO CUSTOMER HEREUNDER REFLECT THE ALLOCATION OF RISK SET FORTH ABOVE AND THAT INCYTE WOULD NOT ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON INCYTE'S LIABILITY.

      10.3 CUSTOMER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS INCYTE FROM ANY AND ALL DAMAGES, COSTS OR EXPENSES ARISING OUT OF CUSTOMER'S USE OF ANY PRODUCTS, SERVICES, DATA OR INFORMATION PROVIDED TO CUSTOMER UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE, RECKLESSNESS OR INTENTIONAL MISCONDUCT OF INCYTE.

      10.4 INCYTE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS CUSTOMER FROM ANY AND ALL DAMAGES, COSTS OR EXPENSES ARISING OUT OF ANY THIRD PARTY CLAIM OF PATENT INFRINGEMENT RELATING TO THE GEM(TM) TECHNOLOGY, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE, RECKLESSNESS OR INTENTIONAL MISCONDUCT OF CUSTOMER.

11.   GENERAL TERMS.

     11.1 Customer must comply with the terms and conditions set forth in the GEM(TM) Software License Agreement (ADDENDUM #1). Customer agrees to indemnify and hold Incyte harmless from and against any violation of such laws or regulations by Customer or any of its agents, officers, directors, or employees.

     11.2 Customer will permit an agent appointed by Incyte and acceptable to Customer to review Customer's relevant records and inspect Customer's facilities to ensure compliance with this Agreement; provided that such agent has entered into a suitable confidentiality agreement with Customer. Incyte will give Customer at least thirty (30) days advance notice of any such inspection and will conduct the same during normal business hours in a manner that does not unreasonably interfere with Customer's normal operations. Incyte's agent shall only report to Incyte the results of such inspection (i.e. whether or not Customer is in compliance with its obligations under this Agreement), and shall not disclose to Incyte any of customer's confidential or proprietary information provided to it or to which it may have access during the conduct of the inspection.

     11.3 Customer may not assign or transfer, by operation of law or otherwise, any of its rights hereunder to any Third Party (except to an Affiliate, as such term is defined in the Collaboration Agreement) without Incyte's prior written consent; and any attempted assignment or transfer in violation of the foregoing will be void.

     11.4 Any notice required under this Agreement shall be delivered to the addresses below:

If to Incyte:

     Incyte Pharmaceuticals, Inc.
     Synteni Microarray Division
     6519 Dumbarton Circle
     Fremont, California 94555
     Attn: Chief Financial Officer

If to Customer:

     diaDexus
     3303 Octavius Drive
     Santa Clara, CA 95054
     Attn: Patrick Plewman
     VP Corporate Development

     11.5 This Agreement will be governed by the laws of the State of California, as such laws apply to contracts between California residents performed entirely within California, without reference to the conflicts of laws principles thereof. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

     11.6 All waivers must be in writing. Any waiver or failure to enforce any provision hereof on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

     11.7 If any provision hereof is unenforceable, the remaining provisions will nevertheless remain in full force and effect.

     11.8 This Agreement together with the Collaboration Agreement(s) supersedes any prior or contemporaneous agreement or communication between the parties with respect to the subject matter herein, and may be amended or supplemented only by a written document signed by both parties. Any terms or conditions on any Purchase Order or other document submitted by Customer to Incyte will have no force or effect.


                                  -----------

In Witness Whereof, the parties hereby execute this Agreement, which is deemed effective as of the Effective Date.

For Incyte Pharmaceuticals, Inc.       For diaDexus



BY: /s/ [Signature Illegible]           BY: /s/ [Signature Illegible]
   ------------------------------          ---------------------------------
Title: VP Sales 10-20-98                Title:  CEO 21 Oct 98

                                   EXHIBIT A
                            GEM(TM) Services Summary

1.     Customer Name: diaDexus

            Primary Customer Contact         Primary Billing Contact
            ------------------------         -----------------------
Name:       John Burezak, Ph.D.              Nicole Thye

Address:    3303 Octavius Drive              3303 Octavius Drive
            Santa Clara, CA 95054            Santa Clara, CA 95054

Phone:      408-330-509__                    408-330-5007

FAX:        408-330-4912                     408-330-4912


2.     Primary Incyte Contact:

            Primary Customer Contact         Primary Billing Contact
            ------------------------         -----------------------
Name:       Dawn Beyer                       Amy Howenstein

Address:    Incyte Pharmaceuticals Inc.      Incyte Pharmaceuticals Inc.
            3174 Porter Drive                3174 Porter Drive
            Palo Alto, CA 94304              Palo Alto, CA 94304

Phone:      650-845-4894                     650-855-0555

FAX:        650-845-4912                     650-855-0557



3.     GEM Preparation and Expression Services

Services Access Fee                              none

Agreement Term                                  2 Years

Payment Terms                                   Net 30

Minimum Number of GEM(TM) Arrays                  20

Maximum Number of GEM(TM) Arrays                  400

GEM(TM) Types Available                    Standard & Custom




4.     Standard GEM(TM) Array Pricing

UniGEM Family                              $3,800.00 each
MouseGEM Family                            $3,800.00 each
LifeGEM Family                             $3,800.00 each
S. aureus GEM                              $3,800.00 each
C. albicans                                $3,800.00 each
Other Standard GEMs                        $3,800.00 each


5.   CUSTOM GEM(TM) ARRAY PRICING

Less than 5,000 GEM(TM) Elements per GEM(TM) Array        $2,500.00 each
Greater than 5,000 Elements Per GEM(TM) Array            $3,800.00 each

6.   SOFTWARE

LICENSE FEE FOR TERM OF AGREEMENT                                NONE
LICENSE TYPE ALLOWED (SITE) OR STATION)                   SINGLE SITE
SOFTWARE TYPE (GEMTOOLS OR LIFEARRAY)                       GEMTOOLS
TRAINING DAYS AT INCYTE ACADEMY                              1 DAY
CONSULTING DAYS AT CUSTOMER SITE                             1 DAY


7.   CUSTOM GEM FABRICATION PARAMETERS

MINIMUM BATCH SIZE                                          25 GEM ARRAYS
BATCH SET-UP FEE/GEM ARRAY                                $895/96 WELL PLATE

(FOR LESS THAN MINIMUM BATCH SIZE)
ADDITIONAL TRAINING                                          $2,500/DAY
ADDITIONAL CONSULTING                                        $2,500/DAY

                                   EXHIBIT B
                     Ancillary GEM(TM) Services Price List
                               (Net to diaDexus)



ANCILLARY GEM(TM) SERVICES

 Catalog
  Number            Description of Services                                      Pricing
 -------            -----------------------                                      -------
AN-09               PCR Amplification                                 $895.00 per 96-well plate
AN-030              Re-Racking & PCR Amplification                    $995.00 per 96 well plate
AN-030              Gel Electrophoresis Images                   $500.00 for all Images from a Single
                                                                           96 well plate

                    Probe Preparation From

AN-042                   Total mRNA                                        $200.00 Per Probe
AN-043                   Tissue                                            $400.00 Per Probe
AN-050              Clone Re-Sequencing                                    $65.00 Per Clone

GEM(TM) RELATED PRODUCTS

 Catalog
  Number            Description of Services                                      Pricing
 -------            -----------------------                                      -------
IN-200              LifeArray(TM) Software                                 $500,000.00/year
IN-300              Optional On-site Software Training                        $5,000/day
                    Software Manuals (additional copies)
IN-400                  GEMTools(TM)                                          $250/copy
IN-49                   LifeArray(TM)                                         $250/copy

                    Computer Equipment

IN-69                   IBM Intellistation                                    $15,000.00
IN-620                  IBM Server                                            $45,500.00

                    CD-ROM (2nd copy)

IN-700                  GEM(TM) Expression Data                               $25.00/disk
IN-79                   Gene Expression Databases                             $25.00/disk

                                   EXHIBIT C

                                 Purchase Order

Pursuant to the GEM(TM) Services Agreement between Incyte Pharmaceuticals Inc. and diaDexus, dated _________ (the "Agreement"), diaDexus hereby desires to purchase the following Services and/or Products according to the terms and conditions set forth in the Agreement, including the Payment Terms set forth in
Section 6 of the Agreement.


1.   STANDARD GEM(TM) ARRAYS:

---------------------------------------------------------------------------------------------------
PRODUCT                                             NUMBER OF UNITS   PRICE PER UNIT   TOTAL PRICE
---------------------------------------------------------------------------------------------------
     Less than 5,000 Elements per GEM(TM) Array     computers            $3,800.00       $
---------------------------------------------------------------------------------------------------
     UniGEM #                                                            $3,800.00       $
---------------------------------------------------------------------------------------------------
     MouseGEM #                                                          $3,800.00       $
---------------------------------------------------------------------------------------------------
     GeneAlbum #                                                         $3,800.00       $
---------------------------------------------------------------------------------------------------
     LifeGEM #                                                           $3,800.00       $
---------------------------------------------------------------------------------------------------
     OtherGEM                                                            $3,800.00       $
---------------------------------------------------------------------------------------------------
     OtherGEM                                                            $3,800.00       $
---------------------------------------------------------------------------------------------------

2.   CUSTOM GEM(TM) ARRAY:

     (see Section 3.5.5 regarding minimum batch size)

---------------------------------------------------------------------------------------------------
PRODUCT                                             NUMBER OF UNITS   PRICE PER UNIT   TOTAL PRICE
---------------------------------------------------------------------------------------------------
     Less than 5,000 Elements per GEM(TM) Array                       $2,500.00       $
---------------------------------------------------------------------------------------------------
     Greater than 5,000 Elements Per GEM(TM) Array                    $3,800.00       $
---------------------------------------------------------------------------------------------------

3.   ANCILLARY GEM SERVICES:


---------------------------------------------------------------------------------------------------
SERVICES                                            NUMBER OF UNITS   PRICE PER UNIT   TOTAL PRICE
---------------------------------------------------------------------------------------------------
     PCR Amplification                                      Plates     $895 per 96       $
                                                                        well plate
---------------------------------------------------------------------------------------------------
     Re-racking & PCR Amplification                         Plates     $995 per 96-well  $
                                                                           plate
---------------------------------------------------------------------------------------------------
     Gel Electrophoresis Images                             Plates     $500 per 96-well  $
                                                                           plate
---------------------------------------------------------------------------------------------------
     Probe Preparation Service from                                                      $
          Total mRNA                                        Probes     $200/Probe
          Tissue                                            Probes     $400 Probe
---------------------------------------------------------------------------------------------------
Clone Re-sequencing                                         Clones    $65 Per Clone      $
---------------------------------------------------------------------------------------------------

4.   Other Products


---------------------------------------------------------------------------------------------------
Products                                            Number of Units   Price per Unit   Total Price
---------------------------------------------------------------------------------------------------
     LifeArray(TM) Software License (unlimited        Licenses         $500,000/year
     Seats)
---------------------------------------------------------------------------------------------------
     Optional On-site Software Training                   Days         $5,000/day
---------------------------------------------------------------------------------------------------
     Computer Equipment
          IBM Intellistation                         computers        $15,500 each
          IBM Server                                 computers        $45,500 each
---------------------------------------------------------------------------------------------------
     CD-ROM (2nd copy)
          GEM(TM) Expression Data                      disk(s)        $25/disk
          Gene Expression Data                         disk(s)        $25/disk
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Submitted By:                                     Ship to:

--------------------------------------------------------------------------------
Title:                                            Address:


--------------------------------------------------------------------------------

                                   EXHIBIT D
                           GEM(TM) QUALITY STANDARDS



1)   GEM(TM) EXPRESSION SERVICES:

                                   CUSTOMER PROVIDED COMPONENTS
                                   ----------------------------
GEM(TM) Probes                     Amounts: The entire yield of a single
                                   GEMbright(TM) reaction tube per channel. Each
                                   GEMbright(TM) reaction tube requires 200
                                   nanograms polyA+ RNA.

                                   Ship each probe unrefrigerated, separately dried down in sealed 1.5 milliliter Eppendorf tubes protected from light by being wrapped in foil, to Incyte by overnight carrier.

Probe preparation from mRNA        Amounts: 600 nanograms per channel per
                                            hybridization;

                                   The RNA should be purified twice on QIAGEN
                                   Oligotex. And have a OD260/280 ratio of
                                   between 1.8 & 2.0

                                   Ship to Incyte either deep-frozen in DEPC water, at a concentration of at least 50 nanogram/microliter, or as a wet ethanol precipitate on dry ice.

Probe preparation from total RNA   Amounts: 90 micrograms minimum per channel
                                            per hybridization

                                   The RNA should be accompanied by a gel image to assure ribosomal RNA is intact and that 50% of ethidium bromide stained material is greater than 1kilobase. And have a OD250/280 ratio of between 1.7 & 2.1

                                   Ship to Incyte either deep-frozen in DEPC water, at a concentration of at least 50 nanogram/microliter, or as a wet ethanol precipitate on dry ice.

Probe preparation from tissue      Amounts: 50 milligrams minimum per channel
                                            per hybridization.

                                   Tissue should be freshly isolated and snap frozen on liquid nitrogen before being transferred to dry ice for shipment.

NOTE: The specifications given here are for same species hybridization. Incyte does not guarantee results from cross-species hybridization.

2)   GEM(TM) ARRAY FABRICATION SERVICES:

To make Custom GEM(TM) Arrays:

o The customer can provide either colonies or plaques which Incyte will amplify (PCR Amplification Services) according to the Shipping Colonies protocol. All DNA sent to Incyte for custom GEM fabrication must be approximately 1 kilobase and no less than 500 bases in length.

o Or the customer can provide the amplified DNA according to the attached Shipping DNA protocol.

SHIPPING COLONIES:
------------------

If template is being sent to Incyte for amplification then:

o Check Incyte website (http://www.Incyte.com/) under Client Services for the most current protocols, forms as well as vendor and product information

o Colonies or plaques should be suspended in 20 microliters IX TE without an accompanying denaturation step. Fresh overnight cultures should be sent undiluted

-  Use only one vector per 96-well plate.

        To minimize the change of cross contamination, send samples in a 96-well microtiter plate with adhesive plastic seals plate as opposed to individually sealed wells. Refer to the web-site for product and vendor information.

- The customer should provide gel images of trial PCRs and PCR conditions to show that the inserts do amplify.

-  Label clearly with Customer plate number, User Name and Customer Name.

-  Include Plate Shipment order form.

-  Ship plates to Incyte on dry ice via overnight carrier.

- Custom primers and should be sent with the sequence information. Approximately 30 microliters of each primer should be sent per plate dried down and with the corresponding sequence information.

Incyte will perform PCRs to obtain 70-80% successful amplification results per plate.

SHIPPING AMPLIFIED DNA:

- Check Incyte website (http://www.Incyte.com/) under Client Services for the most current protocols, forms as well as vendor and product information.

-  Primers must be 5' C6-amino-modified.

-  PCR reactions must not contain primary amines, BSA, gelatin or detergents.

-  95 microliters of the unpurified PCR product should be sent to Incyte.

- Include pictures of gels of 5 microliter aliquots of all samples. PCR yields of 2 micrograms are required to generate GEM data.

- To minimize the chance of cross contamination, send samples in a 96-well microtiter plate (See Incyte Web-site for product and vendor information).

-  Label clearly with Customer plate number, User name and Customer name.

-  Include Plate Shipment order form.

-  Ship plates to Incyte on dry ice via overnight carrier.

3)      GEM(TM) EXPRESSION DATA QUALITY PARAMETERS:

There are two types of controls:

- Doped RNA - which are synthetic unlabelled polyA-RNAs which are included in the tubes in the GEMProbe(TM) Labeling Kit. These are labeled along with the customers RNA with the GEMProbe(TM) Labeling Kit. These controls are:

   Control Numbers that can be seen in the              Amounts in pg added to each tube
   GEM(TM) Expression Data                                    Cv3             Cv5
                                                              ---             ---
   --------------------------------------------------------------------------------------
   Fragment 43                                                 9              30
   Fragment 22                                                30               9
   Fragment 23                                                15             150
   Fragment 25                                               150              15
   Fragment 44                                                 9             250
   Fragment 26                                               250               9
   Fragment 45                                                 2               2
   Fragment 6                                                 20              20
   Fragment 67                                               200             200
   Fragment 85                                              2000            2000

- Doped labeled cDNA are added to the GEM(TM) Probes before they are hybridized to GEM(TM) Array.

   Control Numbers that         Amounts in pg added to each tube
   can be seen in the
   -------------------------    ------------------------------------------------

GEM(TM) Expression Data               Cv3                        Cv5
-----------------------               ---                        ---
Fragment 21                      cDNA made from 200         cDNA made from 200
                               picograms RNA (already     picograms RNA (already
                                      labeled)                   labeled)

o All doped RNA fragments in the probe mix at 20 picograms or greater signal should have a signal to background ratio >2. Signal is the average intensity in an element area. Background is locally calculated for each element from the area around the element.

o    All doped labeled cDNA should have a signal to background ratio >2.

o    The expected ratios of doped in RNAs should be maintained.

o Housekeeping genes give signal above background. The housekeeping genes arrayed with the control plate are Ribosomal protein P9, Alpha rubulin and 23 kD Human basic protein. The housekeeping genes can reflect the quality of input RNA in the probe generation reaction.

o Balance coefficient is <3 in either direction based on a calculation using all elements in the GEM. (Total cy3 signal/Total cy5 signal) = Balance coefficient.

o Incyte will work with Customer to determine sources of any problems when necessary.

                                  ADDENDUM #1
                       GEM(TM) SOFTWARE LICENSE ADDENDUM

This GEM(TM) Software License Addendum ("ADDENDUM") sets forth the terms and conditions under which Incyte grants Customer a license to the GEM(TM) Software. All capitalized terms not defined in this Addendum shall have the meaning set forth in the Agreement.

1. LICENSE GRANT. Subject to the terms and conditions set forth in this Addendum, Incyte grants to the Customer a non-exclusive, non-transferable license during the term of the Agreement to use the object code version of the GEM(TM) Software (collectively, the "Licensed Software") solely to process, store and manage GEM(TM) Expression Data and in accordance with the instructions and information in the user's manuals and technical documentation furnished to Customer by Incyte (the "Documentation"). Incyte reserves all rights in the Licensed Software not expressly granted to Customer above.

2. SERVERS, STATIONS AND COPIES. Customer may install the Licensed Software on the hard drive of one computer (the "Server") located at the following address:

     diaDexus
     3303 Octavius Drive
     Santa Clara, CA 95054
     408-330-5004
     408-330-4912 (FAX)

Customer may change the address of the Server covered by this Addendum by giving written notice to Incyte of the new address. Any number of satellite computers or workstations ("Stations") at this address, and only at this location, may be linked to the Server and use the Licensed Software. Customer may make one copy of the Licensed Software solely for backup or archival purposes; no other copying or reproduction of the Licensed Software (other than the copies resident on the hard drive of the Server and in the memory of the Stations while the Licensed Software is in use) is permitted.

3. PROHIBITED USES. Customer may not in any circumstances do, attempt to do, or permit or cause any third party to do any of the following without Incyte's express written consent (which Incyte may grant or deny in its sole discretion):
(a) adapt, alter, modify, translate, create derivative works of, reverse compile, disassemble, or otherwise attempt to reconstruct the source code of the Licensed Software; (b) use or copy the Licensed Software in any manner not expressly allowed under this Addendum or in any manner designed to access the functionality of any portion of the Licensed Software not permitted by its existing configuration; (c) distribute, sell, sublicense, assign, pledge, rent, lease, loan, timeshare, or otherwise transfer or disclose any portion or component of the Licensed Software or the Documentation to any third party (including but not limited to parents, subsidiaries, and other affiliates of Customer); (d) remove, cover, or alter any of the trademarks, trade names, logos, copyright notices, or confidential or proprietary legends on or in the Licensed Software or the Documentation; (e) add any markings, notices or legends to the Licensed Software or the Documentation; or (f) publish or otherwise disclose to any third party the results of any benchmark tests run on the Licensed Software.

4. DELIVERY AND INSTALLATION. Incyte will deliver the Licensed Software to Customer on tangible media such as CD-ROM, diskette or tape, or pre-installed on a Server. Installation of the Licensed Software will require a "key" provided by Incyte. If Customer desires to move the location of the Server licensed under this Addendum, it must confirm in writing to Incyte that it has erased all copies of the Licensed Software from the Server at the original address, in which case Incyte will furnish a new key to Customer for installation of the Licensed Software on the Server at the new address.

5. LICENSE FEES. The license fee for use of the Licensed Software on the number of Stations set forth in Section 2 during the term of the Agreement is included in the Appendix A of the Agreement. Additional fees, to be mutually agreed upon, will be required to continue using the Licensed Software beyond the term of the Agreement or to include additional Stations.

6. OWNERSHIP. Incyte retains ownership of all worldwide intellectual property rights in the Licensed Software, including but not limited to any and all copyrights, patents, and trade secrets embodied in or relating to the Licensed Software. Incyte may from time to time choose to register its copyright interests in the Licensed Software, but such acts will not cause or be construed as causing any party of the Licensed Software to become part of the public domain.

7. THIRD PARTY SOFTWARE. This license, and the terms and conditions herein, apply only to the Licensed Software and do not apply to any third-party software that Incyte may require to use GEM(TM) Software. Incyte will notify Customer in advance of third-party software provided by Incyte with GEM(TM) Software. All such third-party software is subject to the terms and conditions of a license from the third-party supplier of such software. Customer agrees that (a) Incyte will have no liability or obligation of any nature with respect to such third-party software and (b) Customer will indemnify and hold Incyte harmless from all claims, losses, liabilities, damages, costs and expenses arising from or relating to Customer's breach of any such third-party software license.

8. MAINTENANCE AND SUPPORT. If Customer signs the Software Maintenance and Support Addendum, Incyte will provide maintenance and support services for the

Licensed Software in accordance with that Addendum during the term of the Agreement.

9. LIMITED WARRANTY. INCYTE WARRANTS THAT THE MEDIA ON WHICH THE LICENSED SOFTWARE IS ENCODED WILL BE FREE OF DEFECTS IN MATERIALS AND WORKMANSHIP FOR THIRTY DAYS (30) AFTER THE LICENSED SOFTWARE IS FIRST DELIVERED TO CUSTOMER, AND THAT THE LICENSED SOFTWARE IS YEAR 2000 COMPLIANT. THIS WARRANTY DOES NOT COVER ANY DAMAGE TO, OR DEFECT IN, SUCH MEDIA CAUSED BY ABUSE OR MISUSE OF THE LICENSED SOFTWARE, WHETHER OR NOT BY ACCIDENT. AS CUSTOMER'S EXCLUSIVE REMEDY AND INCYTE'S SOLE OBLIGATION FOR ANY BREACH OF THIS WARRANTY, INCYTE WILL REPLACE ANY DEFECTIVE MEDIA RETURNED TO INCYTE BY CUSTOMER DURING THE WARRANTY PERIOD, AT NO COST TO CUSTOMER. EXCEPT FOR THIS EXPRESS LIMITED WARRANTY, INCYTE MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE LICENSED SOFTWARE OR THE DOCUMENTATION AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. INCYTE DOES NOT WARRANT THAT CUSTOMER'S USE OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE LICENSED SOFTWARE WILL MEET CUSTOMER'S REQUIREMENTS. INCYTE MAKES NO WARRANTIES OF ANY KIND HEREUNDER REGARDING ANY DATA USED WITH THE LICENSED SOFTWARE. NO INFORMATION OR ADVICE CONCERNING THE LICENSED SOFTWARE GIVEN BY LICENSOR'S EMPLOYEES OR AGENTS, WHETHER ORAL OR WRITTEN, WILL BE CONSTRUED AS A WARRANTY OR WILL EXPAND THE SCOPE OF THE LIMITED WARRANTY STATED ABOVE, AND CUSTOMER IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION OR ADVICE.

10. BETA VERSIONS. Incyte may from time to time, in its discretion, make available to Customer certain preproduction versions of the Licensed Software ("Beta Versions"), for use by Customer under this license and in accordance with the terms and conditions herein. If Customer accepts any Beta Version, Customer does so on the express understanding that (a) the Beta Version may contain know defects or "bugs" that have not been disclosed to Customer, (b) use of the Beta Version is at Customer's sole and entire risk, (c) Incyte makes no warranties or guarantees of any kind concerning the Beta Version, and (d) Incyte will have no obligation to correct any defects or "bugs" in the Beta Version and no liability of any nature for any losses or damages arising from any such defect or "bug". Upon Incyte's request, Customer will discontinue all use, and will return to Incyte all copies, of any Beta Versions furnished to Customer hereunder.

11. INFRINGEMENT INDEMNIFICATIONS. INCYTE WILL DEFEND AT ITS OWN EXPENSE ANY ACTION AGAINST CUSTOMER BROUGHT BY A THIRD PARTY TO THE EXTENT THAT THE ACTION IS BASED UPON A CLAIM THAT THE LICENSED SOFTWARE INFRINGES ANY U.S. COPYRIGHT OR MISAPPROPRIATES ANY TRADE SECRET RECOGNIZED UNDER U.S. LAW, AND INCYTE WILL PAY THOSE COSTS AND DAMAGES FINALLY AWARDED AGAINST CUSTOMER IN ANY SUCH ACTION, OR AGREED TO IN A MONETARY SETTLEMENT OF SUCH ACTION, THAT ARE SPECIFICALLY ATTRIBUTABLE TO SUCH CLAIM. SUBJECT TO SECTION 12, THE FOREGOING OBLIGATIONS ARE CONDITIONED ON CUSTOMER NOTIFYING INCYTE PROMPTLY IN WRITING OF SUCH ACTION, CUSTOMER GIVING INCYTE SOLE CONTROL OF THE DEFENSE THEREOF AND ANY RELATED SETTLEMENT NEGOTIATIONS, AND CUSTOMER COOPERATING AND, AT INCYTE'S REQUEST AND EXPENSE, ASSISTING IN THE DEFENSE THEREOF; PROVIDED, HOWEVER, THAT CUSTOMER MAY BE REPRESENTED BY ITS OWN COUNSEL, AT CUSTOMERS EXPENSE, AND PARTICIPATE IN SUCH PROCEEDINGS. IF THE LICENSED SOFTWARE BECOMES, OR IN INCYTE'S OPINION IS LIKELY TO BECOME, THE SUBJECT OF AN INFRINGEMENT OR MISAPPROPRIATION CLAIM, INCYTE MAY, AT ITS OPTION AND EXPENSE, EITHER (A) PROCURE FOR CUSTOMER THE RIGHT TO CONTINUE USING THE LICENSED SOFTWARE, (B) REPLACE OR MODIFY THE LICENSED SOFTWARE SO THAT IT BECOMES NON-INFRINGING AND REMAINS FUNCTIONALLY EQUIVALENT, OR (C) ACCEPT RETURN OF THE LICENSED SOFTWARE. NOTWITHSTANDING THE FOREGOING, INCYTE WILL HAVE NO OBLIGATION WITH RESPECT TO ANY INFRINGEMENT OR MISAPPROPRIATION CLAIM BASED UPON (I) ANY USE OF THE LICENSED SOFTWARE NOT PERMITTED BY THIS ADDENDUM, (II) ANY USE OF THE LICENSED SOFTWARE IN COMBINATION WITH OTHER PRODUCTS, EQUIPMENT, SOFTWARE, OR DATA NOT SUPPLIED BY INCYTE, OR (III) ANY MODIFICATION OR CUSTOMIZATION OF THE LICENSED SOFTWARE BY ANY PERSON OTHER THAN INCYTE OR ITS AUTHORIZED AGENTS. THE FOREGOING STATES INCYTE'S ENTIRE LIABILITY FOR INFRINGEMENT AND MISAPPROPRIATION CLAIMS AND ACTIONS.

12. LIMITATION OF LIABILITY. IN NO EVENT WILL INCYTE BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THE USE OF, OR INABILITY TO USE, THE LICENSED SOFTWARE OR THE DOCUMENTATION. INCYTE WILL HAVE NO LIABILITY HEREUNDER WITH RESPECT TO ANY DATA, THIRD-PARTY SOFTWARE, OR HARDWARE USED WITH THE LICENSED SOFTWARE. INCYTE'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THE LICENSED SOFTWARE AND THE DOCUMENTATION, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE AGGREGATE AMOUNT OF FEES PAID TO INCYTE BY CUSTOMER. CUSTOMER RECOGNIZES THAT THE FEES CHARGED TO CUSTOMER FOR USE OF THE LICENSED SOFTWARE AND OTHER SERVICES REFLECT THE ALLOCATION OF RISK SET FORTH ABOVE AND THAT INCYTE WOULD NOT FURNISH THE LICENSED SOFTWARE TO CUSTOMER WITHOUT THESE LIMITATIONS ON INCYTE'S LIABILITY.

13. TERM OF LICENSE. The license granted to Customer herein, will take effect as of the earliest date on which both parties have executed the Agreement. The term of the license will expire simultaneously with the Agreement unless the parties agree in writing to extend this Addendum for payment of an additional license fee to be mutually agreed upon. However, the license granted herein will immediately and automatically terminate before expiration thereof if Customer breaches any of its obligations hereunder or exceeds the scope of the license granted herein. When the license expires or is terminated, Customer must promptly discontinue all use of the Licensed Software and Documentation, must return to Incyte all copies thereof in Customer's possession or control, and must certify in writing to Incyte that it has fully satisfied these obligations. The parties' rights and obligations under Sections 3, 6, 7, 9, 11, 12, 13, and 14 will survive any termination or expiration of the license or the Agreement.

14. GENERAL. (i) Customer must comply with all applicable export and import control laws and regulations with regard to the Licensed Software and, in particular, Customer will not export or re-export the Licensed Software without all required United States and foreign government licenses; Customer agrees to indemnify and hold Incyte harmless from and against any violation of such laws or regulations by Customer or any of its agents, officers, directors, or employees, except to the extent caused by the gross negligence, recklessness or intentional misconduct of Incyte. (ii) Customer will permit an agent appointed by Incyte and acceptable to Customer to review Customer's relevant records and inspect Customer's facilities to ensure compliance with this Agreement provided that such agent has entered into a suitable confidentiality agreement with Customer. Incyte will give Customer at least forty-five (45) days advance notice of any such inspection and will conduct the same during normal business hours in a manner that does not unreasonably interfere with Customer's normal operations. Incyte's agent shall only report to Incyte the results of such inspection (i.e. whether or not Customer is in compliance with its obligations under this Agreement), and shall not disclose to Incyte any of the Customer's confidential or proprietary information provided to it or to which it may have access during the conduct of the inspection. (iii) Neither Party may assign or transfer, by operation of law or otherwise, any of its rights hereunder to any Third Party except to an Affiliate (as such term is defined in the Collaboration Agreement) without the other party's prior written consent; and any attempted assignment or transfer in violation of the foregoing will be void. (iv) This Addendum will be governed by the laws of the State of Delaware without reference to the conflicts of laws principles thereof. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. (v) All waivers must be in writing; any waiver or failure to enforce any provision hereof on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion. (vi) If any provision hereof is unenforceable, the remaining provisions will nevertheless remain in full force and effect. (vii) This Agreement, together with the Collaboration Agreement, supersedes any prior or contemporaneous agreement or communication between the parties with respect to the subject matter herein, and may be amended or supplemented only by a written document signed by both parties; any terms or conditions on any purchase order or other document submitted by Customer to Incyte will have no force or effect.

                                  ADDENDUM #2
                   SOFTWARE MAINTENANCE AND SUPPORT ADDENDUM

     This Software Maintenance and Support Addendum ("ADDENDUM") sets forth the terms and conditions under which Incyte will maintain and support GEM(TM) Software. All capitalized terms not defined in this Addendum shall have the meaning set forth in the Agreement.

1. SOFTWARE MAINTENANCE AND SUPPORT. Incyte will provide for the Customer the software maintenance and support described herein with respect to the GEM(TM) Software (the "Licensed Software") during the term of the Agreement, provided that Customer has a valid license or licenses for the Licensed Software. This Addendum does not cover maintenance or support related to any hardware or other equipment used with the Licensed Software.

2. TECHNICAL SUPPORT. Incyte will provide Customer with technical support consisting of (a) assistance in installing, configuring and using the Licensed Software and (b) assistance in identifying, reproducing and verifying Errors (as defined in Section 3) in the Licensed Software. Customer's designated contact for these purposes is:

          Name:     Herve Recipon
          Phone#:   408-496-6600
          FAX#:     408-496-5777
          Email#:   hrecipon@diadexus.com

(the "Designated Contact"): Customer may replace the Designated Contact from time to time upon written notice to Incyte. Customer must ensure that the Designated Contact has successfully completed Incyte's GEM(TM) Software training class; other employees and agents of Customer may also attend this training class if space permits and for payment of any required training fees. Customer's Designated Contact may contact Incyte for technical assistance from 9:00 a.m. to 5:00 p.m. Pacific time, Monday through Friday except for holidays, via Incyte's telephone and fax numbers and e-mail address for technical support Incyte will use reasonable commercial efforts to respond within a reasonable time to each request for technical assistance.

3. ERROR CORRECTIONS. Incyte will use commercially reasonable efforts to remedy any material failure of the Licensed Software to function substantially in accordance with the accompanying user's manuals when used in accordance with the instructions in such manuals (an "Error"), if the Error is reported by Customer to Incyte along with sufficient information to enable Incyte to reproduce the Error (including but not limited to the input data that generated the Error). Remedies for reported Errors may include furnishing Customer with instructions for avoiding the adverse effect of the Error (a "Workaround") or providing Customer with a new object code version of the Licensed Software in which the Error has been corrected (an "Update"), in either case at no cost to Customer. In no circumstances, however, dos Incyte warrant or make any commitment that any or all reported Errors can or will be remedied.

4.   UPGRADES.      From time to time Incyte may, in its discretion, issue new versions of the Licensed Software that are available to Customers of previous versions at no additional charge ("Upgrades"). Incyte will deliver to Customer one copy (in object code form) of each Upgrade issued during the term of this Addendum. After Incyte delivers an Update or Upgrade to Customer, Incyte will provide the maintenance and support services described herein with respect to the previous version of the Licensed Software (whether an Update or an Upgrade) for the earlier of six (6) months or the expiration of Agreement. Customer is responsible for installing each Update and Upgrade delivered to Customer by Incyte, and all such Updates and Upgrades will be subject to the terms of the license or licenses granted to Customer for the Licensed Software.

5. ON-SITE TECHNICAL ASSISTANCE. Incyte is not obligated under this Addendum to provide on-site technical assistance to Customer. If Customer requests any such assistance and Incyte agrees to provide it, Incyte will invoice Customer, upon completion of the service, at Incyte's then-current time and materials charges, as well as the out-of-pocket expenses incurred by Incyte and its personnel in connection with such service (including airfare, lodging, ground transportation and meals), and Customer will pay the invoiced amount within thirty days after the date of the invoice.

6. PLATFORM. The Licensed Software is designed for use only with specified operating system software and on specified hardware configurations, as described in the "GEM(TM) Hardware Requirements" document furnished to Customer along with the Licensed Software. Incyte will have no obligation under Section 2, Section 3 or Section 5 above if Customer uses the Licensed Software with any other operating system or on any other hardware configuration.

7. OTHER LIMITATIONS. Incyte will have no obligation to provide the maintenance and support services described herein with respect to (a) versions or copies of the Licensed Software that have been modified, altered or reconfigured without Incyte's express prior written permission; (b) use of the Licensed Software not permitted under the licenses granted to Customer or (c) problems or errors arising from or relating to improper use of the Licensed Software (which includes use of the Licensed Software with date not in the specified data format as described in the accompanying manuals and technical documentation).

8. BACKUP SYSTEM. Customer will be solely responsible for backing up all of its data on a regular basis, customer understands that implementation of a tape backup system will facilitate Incyte's performance of the maintenance and support services described herein, and agrees to inform Incyte if Customer chooses to use a different type of backup system. Customer recognizes and agrees, however, that Customer is solely responsible for the use and performance of its backup system, and Incyte will have no liability for any losses or damages, including but not limited to lost data or interruption of Customer's business, caused by any malfunction of Customer's backup system or any failure by Customer to use its backup system.

9. MAINTENANCE AND SUPPORT FEES. GEM(TM) Software maintenance and support fees are included in the ServiceAccess Fee due under the Agreement during the term of the Agreement.

9. DISCLAIMERS. INCYTE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE MAINTENANCE AND SUPPORT SERVICES DESCRIBED HEREIN OR PROVIDED TO CUSTOMER HEREUNDER. ANY AND ALL UPDATES, UPGRADES AND RELEASES ARE FURNISHED TO CUSTOMER "AS IS" AND WITH NO WARRANTY OF ANY KIND, AND INCYTE SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. INCYTE DOES NOT WARRANT THAT CUSTOMER'S USE OF ANY UPDATES, UPGRADES OR RELEASES WILL BE INTERRUPTED OR ERROR-FREE, OR THAT ANY SUCH VERSIONS OF THE LICENSED SOFTWARE WILL MEET CUSTOMER'S REQUIREMENTS. INCYTE MAKES NO WARRANTIES OF ANY KIND REGARDING ANY DATA USED WITH THE LICENSED SOFTWARE. NO INFORMATION OR ADVICE CONCERNING THE LICENSED SOFTWARE GIVEN BY CUSTOMER'S EMPLOYEES OR AGENTS, WHETHER ORAL OR WRITTEN, WILL BE CONSTRUED AS A WARRANTY.

11. LIMITATION OF LIABILITY. IN NO EVENT WILL INCYTE BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THE MAINTENANCE AND SUPPORT SERVICES DESCRIBED HEREIN OR PROVIDED TO CUSTOMER HEREUNDER. INCYTE'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATED TO SUCH SERVICES, WHETHER
IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE AGGREGATE AMOUNT OF FEES PAID TO INCYTE DURING THE PREVIOUS TWELVE MONTHS. CUSTOMER RECOGNIZES THAT THE AMOUNT OF SUCH FEES REFLECTS THE ALLOCATION OF RISK SET FORTH ABOVE AND THAT INCYTE WOULD NOT AGREE TO PROVIDE SUCH SERVICES TO CUSTOMER WITHOUT THESE LIMITATIONS ON INCYTE'S LIABILITY.

12. TERM AND TERMINATION. The term of this Addendum will begin on the earliest date on which both parties have executed this Agreement and will expire upon expiration or termination of the Agreement. In addition, if Customer fails to pay the required fees under the Agreement or breaches the terms of its license for the Licensed Software, Incyte may immediately suspend performance of the maintenance and support services described herein or terminate this Addendum or both. Sections 9, 11, 12 and 13 will survive any termination or expiration of this Addendum.

13. GENERAL. (i) Customer must comply with all applicable export and import control laws and regulations with regard to the Licensed Software and, in particular, Customer will not export or re-export the Licensed Software without all required United States and foreign government licenses; Customer agrees to indemnify and hold Incyte harmless from and against any violation of such laws or regulations by Customer or any of its agents, officers, directors, or employees, except to the extent caused by the gross negligence, recklessness or intentional misconduct of Incyte. (ii) Customer will permit an agent appointed by Incyte and acceptable to Customer to review Customer's relevant records and inspect Customer's facilities to ensure compliance with this Agreement provided that such agent has entered into a suitable confidentiality agreement with Customer. Incyte will give Customer at least forty-five (45) days advance notice of any such inspection and will conduct the same during normal business hours in a manner that does not unreasonably interfere with Customer's normal operations. Incyte's agent shall only report to Incyte the results of such inspection (i.e. whether or not Customer is in compliance with its obligations under this Agreement), and shall not disclose to Incyte any of the Customer's confidential or proprietary information provided to it or to which it may have access during the conduct of the inspection. (iii) Neither Party may assign or transfer, by operation of law or otherwise, any of its rights hereunder to any Third Party except to an Affiliate (as such term is defined in the Collaboration Agreement) without the other party's prior written consent; and any attempted assignment or transfer in violation of the foregoing will be void. (iv) This Addendum will be governed by the laws of the State of Delaware without reference to the conflicts of laws principles thereof. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. (v) All waivers must be in writing; any waiver or failure to enforce any provision hereof on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion. (vi) If any provision hereof is unenforceable, the remaining provisions will nevertheless remain in full force and effect. (vii) This Agreement, together with the Collaboration Agreement, supersedes any prior or contemporaneous agreement or communication between the parties with respect to the subject matter herein, and may be amended or supplemented only by a written document signed by both parties; any terms or conditions on any purchase order or other document submitted by Customer to Incyte will have no force or effect

January 5, 1999


Aaron Solomon
Incyte Pharmaceuticals,Inc.
3174 Porter Drive
Palo Alto, CA 94304

Dear Aaron:

     This letter confirms discussions between diaDexus, LLC and Incyte regarding payment for chip services done at Incyte at the request of diaDexus. Payment for such chip services shall be made by diaDexus and credited on a dollar for dollar payment against the $5,000,000 commitment due Incyte by diaDexus for library construction and sequencing under Appendix 1 of the Collaborative LifeSeq Agreement between diaDexus and Incyte dated September 2, 1997. In accordance with Paragraph 10.6 of such Agreement, this amendment to Appendix I is made in writing and signed by duly authorized officers of each party below.



For diaDexus, LLC


/s/  [SIGNATURE ILLEGIBLE]
---------------------------



For Incyte Pharmaceuticals, Inc.


/s/  ROY A. WHITFIELD
---------------------------

Dated: January 1, 1999